UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2007

Icagen, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50676	56-1785001
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4222 Emperor Boulevard, Suite 350 Durham, North Carolina	27703
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 941-5206

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2007, at the 2007 Annual Meeting of Stockholders of Icagen, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s 2004 Stock Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock. $0.001 par value per share (the “Common Stock”), reserved for issuance under the Plan from 3,150,000 to 6,150,000 (the “Amendment”).

A summary of the Amendment and the Plan’s terms, including a discussion of awards to executive officers under the Plan, was provided in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on April 30, 2007 under the heading “Proposal 4 – Approval of Amendment to our 2004 Stock Incentive Plan” and is incorporated herein by reference. The full text of the Plan, as amended, is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 26, 2007, the Board of Directors of the Company approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective June 26, 2007, to (i) clarify the Company’s ability to issue and transfer uncertificated shares and (ii) correct minor typographical errors.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, as amended, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

On June 26, 2007, at the 2007 Annual Meeting of Stockholders of the Company, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 90,000,000 to 120,000,000. The total number of shares of all classes of stock that the Company is authorized to issue therefore increased from 100,000,000 to 130,000,000. The Restated Certificate of Incorporation, as amended, is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAGEN, INC.

Date: July 2, 2007	By:	/s/ P. Kay Wagoner
P. Kay Wagoner, Ph.D. Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of the Registrant, as amended

3.2	Amended and Restated Bylaws of the Registrant, as amended

99.1	Icagen, Inc. 2004 Stock Incentive Plan, as amended